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Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. §1350

In connection with the accompanying report on Form 10-KSB for the period ended December 31, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John T. McDonald, Chief Executive Officer of Perficient, Inc. (the "Company"), hereby certify that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN T. MCDONALD John T. McDonald Chief Executive Officer March 30, 2004

In connection with the accompanying report on Form 10-KSB for the period ended December 31, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael D. Hill, Chief Financial Officer of Perficient, Inc. (the "Company"), hereby certify that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL D. HILL Michael D. Hill Chief Financial Officer March 30, 2004

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. §1350